UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 3, 2024

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2024 (the “Execution Date”), Third Avenue Apartments LLC, (“Third Avenue”) a wholly owned indirect subsidiary of Hyperscale Data, Inc. (the “Company”) entered into a contract of sale (the “Agreement”) with a third party (the “Purchaser”). Pursuant to the Agreement, Third Avenue agreed to sell to the Purchaser the real estate property in St. Petersburg, Florida (the “Property”) for $13.2 million (the “Purchase Price”). The closing of the sale of the Property is expected to occur on or before December 31, 2024, subject to the completion of due diligence and the satisfaction of various closing conditions set forth in the Agreement. The Purchaser has the right to terminate the Agreement for any or no reason within 60 days of the Execution Date. The Company is obligated to pay $11 million of the Purchase Price into the segregated account for the benefit of its senior secured lenders, pursuant to the loan and guaranty agreement, dated as of December 14, 2023, entered into, by among others, Third Avenue and the Company (the “Secured Loan”), in order to release the Property from the Secured Loan.

The foregoing description of the terms of the Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of Agreement, which is annexed here as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Contract of Sale, dated October 2, 2024, by and between Third Avenue and the Purchaser.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: October 3, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel